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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 11, 1999

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-23981
                            (Commission File Number)

                                   94-3283464
                        (IRS Employer Identification No.)

         2260 Douglas Boulevard, Suite 280, Roseville, California 95661
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (916) 772-2221

                                 Not Applicable
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets

        On August 11, 1999, WCI Acquisition Corporation I, a Nevada corporation, Waste Connections, Inc., a Delaware corporation ("WCI"), International Environmental Industries, Inc., a Nevada corporation ("IEII"), J.O. Stewart, Jr., Ralner Corporation, a Texas corporation, JOS Enterprises, Ltd., a Texas limited partnership, and International Environmental Industries Equipment Company, L.P., a Texas limited partnership, entered into an Acquisition Agreement, pursuant to which IEII would merge with and into WCI Acquisition Corporation I.

        IEII provides solid waste collection, transportation and recycling services, owns and operates one landfill and operates three other landfills, all in the areas around El Paso, Texas and southern New Mexico. WCI intends to continue these solid waste collection, transportation, recycling and disposal businesses in Texas and New Mexico.


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        The purchase price will consist of approximately $136.0 million in cash and WCI common stock, subject to adjustment for closing date debt and working capital. The purchase price was determined based on the consideration paid by WCI for similar acquisitions in the western United States.

        Consummation of the merger is subject to the satisfaction of several conditions as set forth in the Acquisition Agreement.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Businesses Acquired.

        Financial statements of IEII are not included in this Form 8-K but will be filed by amendment within the time period required by the Instructions to Form 8-K.

        (b) Pro Forma Financial Information.

        Pro forma financial information relating to IEII is not included in this Form 8-K, but will be filed by amendment within the time period required by the Instructions to Form 8-K.

        (c) Exhibits.

10.1 Acquisition Agreement dated as of August 11, 1999, by and among WCI Acquisition Corporation I, Waste Connections, Inc., International Environmental Industries, Inc., J.O. Stewart, Jr., Ralner Corporation, JOS Enterprises, Ltd. and International Environmental Industries Equipment Company, L.P.

99.1    WCI's Press Release dated August 11, 1999


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WASTE CONNECTIONS, INC.
                                            (Registrant)

Date:  August 25, 1999              By      /s/ Ronald J. Mittelstaedt
                                            Ronald J. Mittelstaedt
                                            President and
                                            Chief Executive Officer



                                  EXHIBIT INDEX

10.1 Acquisition Agreement dated as of August 11, 1999, by and among WCI Acquisition Corporation I, Waste Connections, Inc., International Environmental Industries, Inc., J.O. Stewart, Jr., Ralner Corporation, JOS Enterprises, Ltd. and International Environmental Industries Equipment Company, L.P.

99.1    WCI's Press Release dated August 11, 1999